Lines of Credit	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Lines of Credit

16. Lines of Credit

Our available credit facilities amount to EUR 700.0 million as of December 31, 2014 and EUR 700.0 million as of December 31, 2013. No amounts were outstanding under these credit facilities at the end of 2014 and 2013.

The amounts available at December 31, 2014 and 2013 consist of one EUR 700 million committed revolving credit facility from a group of banks that will mature in 2018. The credit facility contains a restrictive covenant that requires us to maintain a minimum long-term committed capital to net total assets ratio of 40.0 percent calculated in accordance with contractually agreed definitions. Long-term committed capital includes, among other things, shareholders’ equity and debt maturing at least one year after the maturity date of the credit facility, while net total assets mainly comprises total assets minus cash, cash equivalents and certain short-term investments. Furthermore, adjustments are made for e.g. intangibles and operating leases. As of December 31, 2014 this ratio was 82.8 percent (2013: 89.6 percent). Therefore, we were in compliance with the covenant at the end of 2014 and 2013. Outstanding amounts under this credit facility will bear interest at EURIBOR or LIBOR plus a margin that depends on our liquidity position.